EXHIBIT 99

[GOLDMAN SACHS LOGO]

                                                   NC BANK FHLMC                                   10:41 Friday, June 28, 2002   1
                                              Portfolio Summary Report
                                          Prepared by Goldman, Sachs & Co.
__________________________________________________________________________________________________________________________________
Pg   Pool Classification                               Loans  Principal Balance     Curr WAC      OLTV       FICO
__________________________________________________________________________________________________________________________________
0001 FHLMC                                               976    $125,069,573.29        8.638     78.21     589.32
0002 Non-FHLMC                                         1,023    $159,334,209.28        8.623     78.44     595.87
__________________________________________________________________________________________________________________________________
*** TOTALS ***                                         1,999    $284,403,782.57
__________________________________________________________________________________________________________________________________






Disclaimer:
Copyright(C)2000 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material includes information developed by third parties. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding thethe reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material , whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final offering circular for any securities actually sold to you. The Securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, Institutional Accredited
Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without
Goldman, Sachs & Co. imposing any limitation of any kind.

[GOLDMAN SACHS LOGO]

Project:              NC BANK FHLMC                                                                June 28, 2002  10:41  PAGE 0001
Agency                FHLMC
 __________________________________________________________________________________________________________
| Loans| Principal Balance|    Curr WAC|    Orig WAM|    Am WAM|    St WAM|    St Age|      OLTV|      FICO|
|______|__________________|____________|____________|__________|__________|__________|__________|__________|
|   976|   $125,069,573.29|       8.638|      354.96|    354.83|    354.92|      0.04|     78.21|    589.32|
|______|__________________|____________|____________|__________|__________|__________|__________|__________|
 ______________________________________________________________________________________
|Current Rate                            |Principal Balance                            |
|________________________________________|_____________________________________________|
| 6.00- 6.49%                        0.69| $25,001 - $50,000                       2.90|
| 6.50- 6.99%                        4.38| $50,001 - $75,000                       8.43|
| 7.00- 7.49%                        6.35| $75,001 - $100,000                     10.17|
| 7.50- 7.99%                       20.03| $100,001 - $125,000                    12.75|
| 8.00- 8.49%                       11.25| $125,001 - $150,000                    12.96|
| 8.50- 8.99%                       28.60| $150,001 - $175,000                    12.56|
| 9.00- 9.49%                        9.25| $175,001 - $200,000                    11.67|
| 9.50- 9.99%                       12.09| $200,001 - $225,000                     9.02|
|10.00-10.49%                        2.72| $250,001 - $250,000                     7.23|
|10.50-10.99%                        2.51| $250,001 - $275,000                     6.27|
|11.00-11.49%                        0.81| $275,001 - $300,000                     5.78|
|11.50-11.99%                        0.76| $325,001 - $350,000                     0.27|
|12.00-12.49%                        0.22|                                             |
|12.50-12.99%                        0.23|                                             |
|13.00-13.49%                        0.12|                                             |
|                                        |                                             |
|________________________________________|_____________________________________________|
 _____________________________________________________________________________________________________________________________
|Geography           |City              |Zip           |Property Type           |Purpose               |Orig LTV              |
|____________________|__________________|______________|________________________|______________________|______________________|
|California     32.13|CHICAGO       2.76|94605     0.73|One                77.15|CASH OUT REFI    63.83| 0.01-50.00%      3.01|
|Illinois        7.07|LOS ANGELES   2.53|92881     0.62|2-4 Unit            8.43|Purchase/1st     19.76| 50.01-60.00%     3.80|
|Florida         5.62|OAKLAND       2.08|95116     0.56|Pud-Detached        6.23|TERM REFI        16.41| 60.01-70.00%    13.55|
|Michigan        5.03|DETROIT       1.56|48221     0.47|Condo               5.68|                      | 70.01-75.00%    11.47|
|Texas           4.06|LAS VEGAS     1.28|94509     0.47|Pud-Attached        1.70|                      | 75.01-80.00%    28.04|
|New York        3.76|PORTLAND      1.20|95206     0.43|Manufactured Home-  0.81|                      | 80.01-85.00%    21.48|
|Minnesota       3.76|SAN DIEGO     1.17|1876      0.42|                        |                      | 85.01-90.00%    17.06|
|Massachusetts   3.76|SAN JOSE      0.90|94601     0.42|                        |                      | 90.01-95.00%     1.59|
|Colorado        3.35|CORONA        0.79|48076     0.41|                        |                      |                      |
|Ohio            2.87|SACRAMENTO    0.71|94607     0.38|                        |                      |                      |
|Nevada          2.59|STOCKTON      0.70|89014     0.37|                        |                      |                      |
|Georgia         2.57|SOUTHFIELD    0.64|90008     0.36|                        |                      |                      |
|*More*         23.41|*More*       83.67|*More*   94.36|                        |                      |                      |
|____________________|__________________|______________|________________________|______________________|______________________|
 _______________________________________________________________________________________________________________________________
|Occupancy                |FICO               |Doc                      |Amort            |Grade             |Prepay Months     |
|_________________________|___________________|_________________________|_________________|__________________|__________________|
|Primary Residence   92.66|500 - 519      9.67|1- Full doc 1yr W2  45.44|2 yr arm    77.32|A+           49.56|  0.000      17.92|
|Investment Propert   7.12|520 - 539     12.52|3- Stated doc       32.09|3 yr arm     2.66|A+MO          5.84| 12.000       3.06|
|Second Home          0.21|540 - 559     11.19|5- Full doc 2yr W2  17.26|Fixed       20.03|A-           20.79| 24.000      63.40|
|                         |560 - 579     14.07|4- Limited 12mos b   5.21|                 |A-MO          0.48| 36.000       6.34|
|                         |580 - 599     12.79|                         |                 |B            14.99| 42.000       0.79|
|                         |600 - 619     11.89|                         |                 |C             3.02| 60.000       8.48|
|                         |620 - 639     11.78|                         |                 |C-            1.03|                  |
|                         |640 - 659      5.13|                         |                 |C-HS          0.52|                  |
|                         |660 - 679      4.43|                         |                 |FICO          3.77|                  |
|                         |680 - 699      1.75|                         |                 |                  |                  |
|                         |700 - 719      1.96|                         |                 |                  |                  |
|                         |720 - 739      1.49|                         |                 |                  |                  |
|                         |740 - 759      0.63|                         |                 |                  |                  |
|                         |760 - 779      0.51|                         |                 |                  |                  |
|                         |780 - 799      0.18|                         |                 |                  |                  |
|                         |                   |                         |                 |                  |                  |
|                         |                   |                         |                 |                  |                  |
|                         |                   |                         |                 |                  |                  |
|                         |                   |                         |                 |                  |                  |
|                         |                   |                         |                 |                  |                  |
|_________________________|___________________|_________________________|_________________|__________________|__________________|

Disclaimer:
Copyright(C)2000 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material includes information developed by third parties. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding thethe reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material , whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final offering circular for any securities actually sold to you. The Securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, Institutional Accredited
Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without
Goldman, Sachs & Co. imposing any limitation of any kind.

[GOLDMAN SACHS LOGO]

Project:              NC BANK FHLMC                                                                June 28, 2002  10:41  PAGE 0002
Agency                Non-FHLMC
 __________________________________________________________________________________________________________
| Loans| Principal Balance|    Curr WAC|    Orig WAM|    Am WAM|    St WAM|    St Age|      OLTV|      FICO|
|______|__________________|____________|____________|__________|__________|__________|__________|__________|
| 1,023|   $159,334,209.28|       8.623|      353.28|    353.18|    353.22|      0.06|     78.44|    595.87|
|______|__________________|____________|____________|__________|__________|__________|__________|__________|
 ______________________________________________________________________________________
|Current Rate                            |Principal Balance                            |
|________________________________________|_____________________________________________|
| 6.00- 6.49%                        0.33| $25,001 - $50,000                       1.92|
| 6.50- 6.99%                        4.31| $50,001 - $75,000                       6.94|
| 7.00- 7.49%                        6.85| $75,001 - $100,000                      8.75|
| 7.50- 7.99%                       22.31| $100,001 - $125,000                     8.86|
| 8.00- 8.49%                       14.18| $125,001 - $150,000                     9.66|
| 8.50- 8.99%                       22.72| $150,001 - $175,000                     6.91|
| 9.00- 9.49%                        9.39| $175,001 - $200,000                     6.13|
| 9.50- 9.99%                       11.37| $200,001 - $225,000                     7.15|
|10.00-10.49%                        2.94| $250,001 - $250,000                     4.34|
|10.50-10.99%                        3.18| $250,001 - $275,000                     5.28|
|11.00-11.49%                        0.69| $275,001 - $300,000                     2.18|
|11.50-11.99%                        0.88| $300,001 - $325,000                     4.35|
|12.00-12.49%                        0.38| $325,001 - $350,000                     5.72|
|12.50-12.99%                        0.20| $350,001 - $450,000                    16.19|
|13.50-13.99%                        0.27| $450,001 - $550,000                     4.90|
|                                        |*More*                                   0.72|
|________________________________________|_____________________________________________|
 _____________________________________________________________________________________________________________________________
|Geography           |City               |Zip           |Property Type           |Purpose             |Orig LTV               |
|____________________|___________________|______________|________________________|____________________|_______________________|
|California     41.39|SAN JOSE       3.68|95127     1.11|One                79.70|CASH OUT REFI  65.13| 0.01-50.00%       2.90|
|Florida         7.09|LOS ANGELES    2.99|95123     0.71|Pud-Detached        8.04|Purchase/1st   19.96| 50.01-60.00%      4.02|
|Illinois        5.13|CHICAGO        2.12|91403     0.65|2-4 Unit            6.86|TERM REFI      14.91| 60.01-70.00%     12.52|
|Texas           4.60|OAKLAND        1.52|95020     0.62|Condo               3.84|                    | 70.01-75.00%     12.21|
|Massachusetts   4.54|DETROIT        1.02|91001     0.56|Pud-Attached        0.93|                    | 75.01-80.00%     27.88|
|Michigan        4.41|SAN FRANCISCO  0.90|92679     0.56|Manufactured Home-  0.51|                    | 80.01-85.00%     20.65|
|New York        3.17|HOUSTON        0.77|94509     0.51|MODULAR HOME        0.14|                    | 85.01-90.00%     18.80|
|Colorado        2.61|DALLAS         0.75|92602     0.50|                        |                    | 90.01-95.00%      1.02|
|Georgia         2.44|WASHINGTON     0.71|95076     0.48|                        |                    |                       |
|Ohio            2.02|GILROY         0.62|92646     0.48|                        |                    |                       |
|Minnesota       1.97|CORONA         0.62|98072     0.48|                        |                    |                       |
|New Jersey      1.92|SAN DIEGO      0.61|91360     0.47|                        |                    |                       |
|*More*         18.72|*More*        83.68|*More*   92.87|                        |                    |                       |
|____________________|___________________|______________|________________________|____________________|_______________________|
 _______________________________________________________________________________________________________________________________
|Occupancy                |FICO               |Doc                      |Amort            |Grade             |Prepay Months     |
|_________________________|___________________|_________________________|_________________|__________________|__________________|
|Primary Residence   92.04|500 - 519     10.25|3- Stated doc       42.76|2 yr arm    65.98|A+           55.22|  0.000      20.82|
|Investment Propert   7.31|520 - 539     12.11|1- Full doc 1yr W2  38.87|3 yr arm     2.88|A+MO          4.68| 12.000       5.17|
|Second Home          0.64|540 - 559     10.17|5- Full doc 2yr W2  13.15|Fixed       31.14|A-           18.22| 24.000      51.93|
|                         |560 - 579     10.45|4- Limited 12mos b   5.22|                 |A-MO          0.28| 36.000       6.86|
|                         |580 - 599     10.36|                         |                 |B            13.96| 42.000       0.05|
|                         |600 - 619     11.13|                         |                 |C             3.15| 48.000       0.22|
|                         |620 - 639     13.52|                         |                 |C-            0.79| 60.000      14.94|
|                         |640 - 659      7.80|                         |                 |C-HS          0.61|                  |
|                         |660 - 679      5.83|                         |                 |FICO          3.10|                  |
|                         |680 - 699      4.36|                         |                 |                  |                  |
|                         |700 - 719      1.24|                         |                 |                  |                  |
|                         |720 - 739      0.76|                         |                 |                  |                  |
|                         |740 - 759      0.34|                         |                 |                  |                  |
|                         |760 - 779      1.04|                         |                 |                  |                  |
|                         |780 - 799      0.64|                         |                 |                  |                  |
|                         |                   |                         |                 |                  |                  |
|                         |                   |                         |                 |                  |                  |
|                         |                   |                         |                 |                  |                  |
|                         |                   |                         |                 |                  |                  |
|                         |                   |                         |                 |                  |                  |
|_________________________|___________________|_________________________|_________________|__________________|__________________|

Disclaimer:
Copyright(C)2000 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material includes information developed by third parties. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding thethe reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material , whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final offering circular for any securities actually sold to you. The Securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, Institutional Accredited
Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without
Goldman, Sachs & Co. imposing any limitation of any kind.